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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in Amendment No. 1 to this registration statement on Form S-1 of our report dated January 23, 1996, on our audits of the consolidated financial statements of Waters Corporation and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                          Coopers & Lybrand L.L.P.

Boston, Massachusetts

May 8, 1996